UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Farmer BRos. Co.
(Name of Registrant as Specified in Its Charter)

Carol Farmer Waite

Carol L. Waite Trust

1964 Jeanne Ann Farmer Grossman Trust

1964 Richard Francis Farmer Trust

1964 Roy Edward Farmer Trust

1964 Carol Lynn Farmer Waite Trust

1969 Roy Edward Farmer Trust

1969 Jeanne Ann Farmer Trust

1969 Richard Francis Farmer Trust

1969 Carol Lynn Farmer Waite Trust

1969 Roy F. Farmer Trust

1969 Emily Marjorie Farmer Trust

1972 Roy Edward Farmer Trust

1972 Carol Lynn Farmer Waite Trust

1972 Jeanne Anne Farmer Grossman Trust

1972 Richard Francis Farmer

1972 Roy F. Farmer Trust

1972 Emily Marjorie Farmer Trust

1987 Roy F. Farmer Trust I

1987 Roy F. Farmer Trust II

1987 Roy F. Farmer Trust III

1987 Roy F. Farmer Trust IV

1988 Roy F. Farmer Trust I

Farmer Insurance Trust

1984 Jonathan Michael Waite Trust

The 2012 Waite Trust

2012 Grossman Irrevocable Trust

Austin Waite

Emily Waite

Jonathan Michael Waite

Suzanna Waite

Scott Grossman

Brett Grossman

Brynn Grossman

Tom Mortensen

John Samore, Jr.,

Jennifer Gonzalez-Yousef

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Carol Farmer Waite, Carol L. Waite Trust, 1964 Jeanne Ann Farmer Grossman Trust, 1964 Richard Francis Farmer Trust, 1964 Roy Edward Farmer Trust, 1964 Carol Lynn Farmer Waite Trust, 1969 Roy Edward Farmer Trust, 1969 Jeanne Ann Farmer Trust, 1969 Richard Francis Farmer Trust, 1969 Carol Lynn Farmer Waite Trust, 1969 Roy F. Farmer Trust, 1969 Emily Marjorie Farmer Trust, 1972 Roy Edward Farmer Trust, 1972 Carol Lynn Farmer Waite Trust, 1972 Jeanne Anne Farmer Grossman Trust, 1972 Richard Francis Farmer, 1972 Roy F. Farmer Trust, 1972 Emily Marjorie Farmer Trust, 1987 Roy F. Farmer Trust I, 1987 Roy F. Farmer Trust II, 1987 Roy F. Farmer Trust III, 1987 Roy F. Farmer Trust IV, 1988 Roy F. Farmer Trust I, Farmer Insurance Trust, 1984 Jonathan Michael Waite Trust, the 2012 Waite Trust, 2012 Grossman Irrevocable Trust, Austin Waite, Emily Waite, Jonathan Michael Waite, Suzanna Waite, Scott Grossman, Brett Grossman, Brynn Grossman, Tom Mortensen, John Samore, Jr., and Jennifer Gonzalez-Yousef (collectively, “Save Farmer Bros.”), has filed a definitive proxy statement and an accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of a slate of director nominees at the upcoming 2016 annual meeting of stockholders of Farmer Bros. Co., a Delaware corporation.

Item 1: On November 18, 2016, Save Farmer Bros. issued a letter to participants in the Farmer Bros. Co. Employee Stock Ownership Plan (ESOP), a copy of which is attached hereto as Exhibit 1.

Item 2: On November 18, 2016, the following materials were posted by Save Farmer Bros. to www.SaveFarmerBros.com: